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                                                                    Exhibit 10.3

                      NON-QUALIFIED OPTION AGREEMENT NO. 2




                  THIS OPTION AGREEMENT (the "Option Agreement"), dated as of February 1, 1999 and effective as of March 23,1998, (the "Grant Date"), between WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), and the other party signatory hereto (the "Participant").

                  WHEREAS, the Participant has not been employed by the Company prior to the Grant Date, and the Company desires to provide the Participant with an inducement which is essential to his entering into employment with the Company;

                  WHEREAS, said inducement includes, among other things, the granting to the Participant of non-qualified stock options (the "Options") to purchase up to 125,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock");

                  WHEREAS, the Company has previously entered into that certain Non-Qualified Option Agreement, dated as of March 23, 1998, between the Company and the Participant purporting to grant to the Participant options to purchase 125,000 shares of the Company's Common Stock;

                  WHEREAS, in order to correct an administrative error in that previous grant and to provide the full inducement offered to Participant, the Company and Participant are willing to enter into this Non-Qualified Option Agreement No. 2 and that certain Non-Qualified Option Agreement No. 1, dated as of February 1, 1999 and effective as of March 23, 1998, between the Company and the Participant (the "Non-Qualified Option Agreement No. 1") and the parties hereto agree that, upon execution of this Option Agreement and the Non-Qualified Option Agreement No. 1, that certain Non-Qualified Option Agreement dated as of March 23, 1998 between the Company and the Participant shall be void and of no effect.

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

         1. Grant of Option. Subject to the terms and conditions contained herein, the Company hereby grants to the Participant, effective as of the Grant Date, the number of Options specified on the signature page hereof. Each such Option shall entitle the Participant to purchase, upon payment of the option price specified on the signature page hereof (the "Option Price"), one share of Common Stock. Each Option granted hereunder is not intended to qualify as, and shall not be treated as, an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Terms and Conditions of Options. The Options evidenced hereby are subject to the following terms and conditions:

                  (a) Vesting. Twenty (20) percent of the Options will vest and become exercisable effective on the first anniversary of the Grant Date. The balance of the Options


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         (52,000) will vest and become exercisable twenty-five (25) percent on the second anniversary of the Grant Date and on each anniversary date thereafter over the next four (4) years. However, all Options shall immediately vest and become exercisable upon a "Change in Control of the Company" (as hereinafter defined).

                  (b) Option Period. The Options shall not be exercisable following the tenth anniversary of the Grant Date. Upon termination of the Participant's full time employment with the Company, the Options, to the extent then vested (the "Vested Options"), may be exercised as follows:

                  (i) If the Participant's Full-Time Employment (as hereinafter defined) terminates by reason of Retirement (as hereinafter defined) or Disability (as hereinafter defined), the Vested Options shall be exercisable by the Participant for one year following the date of such treatment;

                  (ii) If the Participant's Full-Time Employment terminates by reason of the Participant's death, the Vested Options shall be exercisable by the Participant's Beneficiary (as hereinafter defined) for one year following the date of death;

                  (iii) If the Participant's Full-Time Employment is terminated by the Company for Cause (as hereinafter defined) or if the Participant voluntarily resigns his employment with the Company for any reason other than Disability or Retirement, all Vested Options shall immediately terminate and cease to be exercisable as of the date of such termination or resignation; and

                  (iv) If the Participant's Full-Time Employment with the Company terminates for any other reason not specified above in this Section 3(b), the Vested Options shall be exercisable by the Participant for ninety days following the date of such termination.

         "Change in Control of the Company" means any of the following events:

                  (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                  (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;



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                  (c) There is a report filed on Schedule 13D or Schedule 14D-1
         (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock of the Company;

                  (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

                  (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period;

                  (f) The Board of Directors of the Company approves, or the Company enters into an agreement providing for, a transaction, event or development that constitutes (or would constitute if consummated) a Change of Control pursuant to any of the foregoing;

                  (g) Notwithstanding the foregoing provisions of (c) and (d) above, a "Change in Control" shall not be deemed to have occurred (i) solely because (A) the Company, (B) a corporation in respect of which the Company directly or indirectly beneficially owns or controls a majority of the Voting Stock (a "Subsidiary") or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D,
         Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary.

A committee appointed by the Board of Directors of the Company, which shall consist of two or more members of the Board who, during their time of service on such committee, qualify as "Non-Employee Directors," within the meaning of Rule 16b-3 of the Exchange Act (the "Committee") may, in its sole discretion, provide for a longer post-termination exercise period than the applicable period specified above. Any Option which is not a Vested Option as of the date of the Participant's termination of Full-Time Employment shall terminate as of such date and be of no further force and effect.


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                  For purposes of this Section 3(b), the following terms shall have the meanings set forth below:

                  "Full-Time Employment" means regular employment as a common law employee of the Company or one of its Subsidiaries for at least 35 hours per week.

                  "Retirement" means the Participant's termination or resignation of Full-Time Employment on or after the Participant has attained age 65.

                  "Disability" means permanent disability as defined in the long-term disability policy of the Company or one of its Subsidiaries applicable to the Participant.

                  "Beneficiary" means the person designated by the Participant in writing to the Company as having the right to exercise the Vested Options in the event of the Participant's death or, if no such person is designated, the Participant's estate.

                  "Cause" means (i) the failure or refusal of the Participant to perform the duties of his or her employment, (ii) the Participant's fraud or dishonesty against the Company or its Subsidiaries, or (iii) the Participant's willful or negligent acts or omissions which are materially harmful to the Company or its Subsidiaries, including, without limitation, the Participant's unauthorized disclosure of confidential information related to the business of the Company or any of its Subsidiaries. Whether the Participant's employment has been terminated for Cause shall be determined in good faith by the Committee, and such determination shall be final and binding on all persons.

                  (c) Certain Restrictions. None of the Options may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, except by testamentary devise or the laws of descent and distribution. The Options shall be exercisable only by the Participant during the Participant's lifetime.

                  (d) Notice of Exercise. Subject to Sections 3(e), 3(g) and 5(b) hereof, the Participant may exercise any or all of the Options that have vested pursuant to Section 3 (a) and 3 (b) hereof, by giving a properly executed written notice to the Committee, a form of which will be provided by the Company.

                  (e) Payment. The Participant shall pay the Option Price in full at the time the written notice of exercise (pursuant to Section 3(d) hereof) is given to the Committee. Such payment shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased. The Committee may, but need not, determine, in its sole discretion, at any time before the exercise of the Options that additional forms of payment may be permitted.

                  (f) Stockholder Rights. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of the Options until a



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         certificate or certificates evidencing such shares shall have been issued to the Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

                  (g) Limitation on Exercise. The Options shall not be exercisable unless either the Common Stock subject to the Options has been registered under the Securities Act of 1933, as amended (the "1933 Act") and qualified under applicable state "'blue sky" laws in connection with the offer and sale thereof, or the Participant has furnished the Company with an investment representation satisfactory to the Company that such registration and qualification is not required as a result of the availability of an exemption from registration under such laws.

                  (h) Delivery of Certificate. As soon as practicable following the exercise of any Options, a stock certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be issued in the Participant's name to the Participant.

         4. Participant Representation. The Participant represents that this Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms.

         5.       Miscellaneous.

                  (a) No Rights to Grants or Continued Employment. The Participant shall not have any claim or right to receive any additional grants of Options, which may, however, be granted in the discretion of the Committee or the Company. This Agreement shall not be deemed to create or confer on the Participant any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of the Participant at any time.

                  (b) Tax Withholding. The Company or any related corporation shall have the right to retain and withhold from any payment of Common Stock under this Agreement the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require the Participant receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof the Company shall have the right to withhold from any cash amounts due or to become due from the Company to the Participant an amount equal to such taxes and any interest and penalties payable by the Company with respect to such taxes, or retain and withhold that number of shares having a fair market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld.


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                  (c) No Restriction on Right to Effect Corporate Changes. This
         Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character of otherwise.

                  6. Survival; Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Company, or by or on behalf of the Participant, shall bind and insure to the benefit of the heirs and permitted successors and assigns of such parties hereto.

                  7. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his or her attention at the mailing address set forth at the foot of this Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to Wolverine Tube, Inc., 1525 Perimeter Parkway, Suite 210, Huntsville, Alabama, 35806, Attention:
Secretary. All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  8. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                  9. Headings: Governing Law. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.



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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by two of its duly authorized officers and the Participant has executed this Agreement, both as of February 1, 1999, to be effective as of the Grant Date.


                                       WOLVERINE TUBE, INC.


                                       By: /s/ Johann R. Manning Jr.
                                           --------------------------------
                                           Name: Johann R. Manning Jr.
                                           Title: Vice President-HR



                                       By: /s/ James E. Deason
                                           --------------------------------
                                           Name: James E. Deason
                                           Title: Executive Vice President CFO


                                       PARTICIPANT


                                       /s/ Dennis Horowitz
                                       ------------------------------------
                                       Name: Dennis Horowitz
                                       Address:
                                                Huntsville, AL



Options:

Number of Options:             65,000

Option Price:               $   40.25
                            ---------


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